Organization and Principal Activities (Details) - Schedule of financial statements amounts and balances of the VIE ¥ in Thousands, $ in Thousands	Jun. 30, 2021 CNY (¥)	Jun. 30, 2021 USD ($)	Jun. 30, 2020 CNY (¥)
Schedule of financial statements amounts and balances of the VIE [Abstract]
Total assets	¥ 329,552	$ 51,041	¥ 262,699
Total liabilities	¥ 169,965	$ 26,324	¥ 58,557